Exhibit 10.6

Exclusive Intellectual Property Rights Licensing Agreement

This Exclusive Intellectual Property Rights Licensing Agreement (the “Agreement”) is entered into in the Chaoyang District of Beijing, China on February 26, 2018 by the following parties:

Party A: Kuke Future International Technology (Beijing) Co., Ltd. (“WFOE”)

Unified Social Credit Code: 91110105MA019CH24W

Address: Room 105, Building 96, No.4 Sanjianfangnanli, Chaoyang District, Beijing

Party B: Beijing Kuke Music Co., Ltd. (“Kuke Music”)

Unified Social Credit Code: 91110105717747136P

Address: Room 207, Building 96, No.4 Sanjianfangnanli, Chaoyang District, Beijing

The foregoing Parties A and B shall be referred to in this Agreement individually as “Party” and collectively as the “Parties”.

WHEREAS:

1. Party A owns the intellectual property rights set out in Annex 1 (“Intellectual Property Rights”) and Party B need to use all of the Intellectual Property Rights in business and Party A is willing to license Party B to use such Intellectual Property Rights on the terms and conditions set out in this Agreement. In addition, Party B agree that Party A will use all Intellectual Property Rights held by  Party B in accordance with the terms and conditions set out in this Agreement.

2. Both Parties have signed the Exclusive Consulting Service Agreement on the date of this Agreement, and Power of Attorney, the Exclusive Option Agreement and the Equity Interest Pledge Agreement on the same day with Beijing Geligao Consulting Services Co., Ltd., Kunshan Maidun Culture Industry Investment Enterprise (Limited Partnership), Tian LV, Jun MA, He YU, Peixian TAN, Xingping ZUO, Rongtao JIANG, Jianming JIN, Liwei LIANG, Liping QIU, Wei ZHAO, Hua XING, Yuanxin XIU, Haoxuan DIAO, Hanqing HUANG, Dingfeng LIU, Zheng TU. (The Agreement, the Exclusive Consulting Service Agreement, the Power of Attorney, the Exclusive Option Agreement and the Equity Interest Pledge Agreement are collectively referred to as the “Contractual Arrangements”).

Accordingly, after friendly negotiations, both parties have agreed on the following mutual licensing of intellectual property rights:

Article 1 Scope, duration and cost of intellectual property licensing

1. Party A and Party B mutually confirm that after Party B has assigned all the intellectual property rights within the scope of Annex I to Party A, Party A exclusively authorizes Party B to use the intellectual property rights within the scope of Annex I legally owned by Party A in a non-transferable manner, and such authorized use is limited to Party B’s own business. Both Party A and Party B mutually confirm that such part of the intellectual property rights that have not been completed for transfer shall be used by both Party A and Party B free of charge. Party B has no right to sell, lease, assign, sub-license or otherwise transfer or make available for use such intellectual property rights or part thereof to others.

2. Both Party A and Party B mutually confirm that, from the date of signing this Agreement, all intellectual property rights held by Party B which are not listed in Annex I shall be licensed by Party B to Party A for free use.

3. Both parties hereto further confirm that after Party B has transferred all the intellectual property rights within the scope of Annex I to Party A, Party A will license them to Party B free of charge.

4. This Agreement shall come into effect on the date of signature by the legal representatives or authorized representatives of both parties and shall remain in force for a period of ten years. Unless either party notifies the other party thirty days before the expiration date of this Agreement that this Agreement will not be renewed, this Agreement will be automatically renewed for five years upon the expiration date, and so on thereafter.

Article 2 Undertaking

1. Party A undertakes to provide the Intellectual Property Rights materials in accordance with this Agreement, and to provide Party B with necessary training and coaching.

2. Party B undertakes to: (1) promptly provide Party A with the materials and information necessary for Party A to complete the authorization under the Agreement, and other materials and information requested by Party B for the performance of the Agreement, and to ensure that the materials and information are true and accurate; (2) pay the relevant fees to Party A as agreed in Article 1 of the Agreement; (3) unless with Party A’s prior written consent, the intellectual property rights listed in Article 1 of the Agreement will not be transferred to Party B. Authorized license, Party B may not obtain from other third parties.

Article 3 Confidentiality

In the course of or for the purpose of performing this Agreement, any materials, information, documents or any other form of carriers provided by Party A to Party B in connection with intellectual property rights or by Party B to Party A in connection with Party B’s operation or business are their own confidential information, and Party B, as the recipient, shall take necessary confidentiality measures to keep such confidential information confidential and shall not disclose it to any third party. such information, and shall cause its officers, employees or others who may have access to such Confidential Information to comply with their obligations of confidentiality as set forth herein. The contents of this Agreement are part of the Confidential Information.

Article 4 Applicable Law and Dispute Resolution

1. The signing, validity, performance, interpretation and enforceability of this Agreement shall be governed by the laws of the People’s Republic of China.

2. Any dispute arising out of or in connection with this Agreement shall first be settled by amicable negotiation: if no settlement is reached within thirty days from the date of the dispute, either party shall have the right to initiate arbitration before the China International Economic and Trade Arbitration Commission (CIETAC), which shall be conducted by three arbitrators in accordance with the arbitration rules in force and applicable at the time the arbitration is requested. The arbitral award shall be final and binding on both parties to the arbitration. During the course of the arbitration, each party shall continue to perform all of its obligations under this Agreement, except for the matter or obligation in dispute submitted to arbitration.

3. If necessary, the arbitration institution shall have the authority, prior to making a final determination of the dispute between the parties, to grant WFOE appropriate legal remedies, including (1) an award of such remedies against the shares or assets of Kuke Music, (2) grant a remedial injunction (e.g., an order to keep Kuke Music in operation or to compel the transfer of assets); (3) an award of the dissolution or liquidation of Kuke Music.

4. Subject to the PRC laws, and under the condition that complying with the PRC laws, regulations and valid arbitration rules, a court of competent jurisdiction (i.e. the PRC, the Hong Kong Special Administrative Region of the PRC, the Cayman Islands, and the courts of the location of the principal assets of the parties) shall have the authority to grant interim relief (e.g. preservation of property, preservation of evidence) in support of the arbitration prior to the constitution of the arbitral tribunal or in appropriate circumstances, on its own motion. Or to rule, on the basis of an interlocutory decision of an arbitral institution, that the breaching party immediately ceases the breach or that the breaching party shall refrain from acts that may lead to a further increase in the damages suffered by the complying party.

Article 5 Other

1. Notices or other communications from either party to the other under this Agreement shall be given by facsimile or post. The legal address or domicile of the parties as set out in Annex II to this Agreement shall be that party’s mailing address, unless that party specifies in writing to the other party another address.

2. If any provision of this Agreement is held invalid under applicable law, the invalidity of such provision shall not affect the validity of the other provisions of this Agreement. The parties to this Agreement shall make such modifications to the invalid provision as may be necessary to make it effective and to best reflect the original intent of the parties.

3.Any amendment or supplement to this Agreement shall be made in written by the parties hereto.

4. Three copies of this Agreement shall be made in Chinese, one copy for each party, and the remaining copies shall be retained by Kuke Music and shall be of equal legal effect.

(No text below this page, followed by a signature page)

Annex I  List of Licensed Intellectual Property Rights

1.              Trademark

NO.	Trademark	Register	Register number	Category	Validity Period	Approved use of commodities/approved use of services
1		Kuke Music	17713417	45	2016-12-21～2026-12-20

Tracing investigations; social accompaniment; clothing rental; online social networking services; dating services; wedding planning and scheduling services; computer software licensing (legal services); adoption agency; safe-locking; lost and found

2		Kuke Music	17713176	15	2016-10-07～2026-10-06	Accordions; reed (pipe) instruments; organs; electronic musical instruments; seven-stringed organs; musical bows; musical strings; piano strings; musical instrument stands; music boxes

3		Kuke Music	17713069	15	2016-10-07～2026-10-06	Organ; Electronic instruments; Reed (pipe) instruments; Seven-stringed instruments; Musical bows; Musical strings; Piano strings; Musical stands; Musical boxes; Accordions

NO.	Trademark	Register	Register number	Category	Validity Period	Approved use of commodities/approved use of services
4		Kuke Music	17713178	9	2016-10-07～2026-10-06

Recorded computer programs (programs); computer programs (downloadable software); magnetic data media; pedometers; cartoons; mobile phones; automated advertising machines; cameras (photographic); eyewear (optical); batteries

5		Kuke Music	17713267	16	2016-12-21～2026-12-20	Paper; posters; magazines (periodicals); lithographic crafts; plastic film for packaging; calendars; folders (stationery); ink; rosaries; architectural models

6		Kuke Music	17713316	16	2016-12-21～2026-12-20	Folders (stationery); inks; calendars; rosaries; architectural models; paper; magazines (periodicals); lithographic crafts; posters; plastic film for packaging

7		Kuke Music	17713223	15	2016-10-07～2026-10-06	Accordions; reed (pipe) instruments; organs; electronic musical instruments; seven-stringed organs; musical bows; musical strings; piano strings; musical instrument stands; music boxes

NO.	Trademark	Register	Register number	Category	Validity Period	Approved use of commodities/approved use of services
8		Kuke Music	17713408	45	2016-10-07～2026-10-06

Lost and found; adoption agency; locksmithing; tracing; social companionship; clothing rental; online social networking services; dating services; wedding planning and scheduling services; computer software licensing (legal services)

9		Kuke Music	17713346A	35	2016-11-07～2026-11-06	Business enterprise relocation; accounting; vending machine rental; retail or wholesale services of pharmaceutical, veterinary, sanitary preparations and medical supplies

10		Kuke Music	17713203A	9	2016-11-07～2026-11-06	pedometers; cartoons

11		Kuke Music	17713431	45	2017-01-07～2027-01-06

Tracing investigations; social accompaniment; clothing rental; online social networking services; dating services; wedding planning and scheduling services; computer software licensing (legal services); adoption agency; safe-locking; lost and found

NO.	Trademark	Register	Register number	Category	Validity Period	Approved use of commodities/approved use of services
12		Kuke Music	6830472	41	2010-09-21～2020-09-20

Education; training; arrangement and organization of meetings; online publication of e-books and magazines; electronic desktop publishing; provision of online publications (not for downloading); composition; translation; provision of online games (on computer networks); radio entertainment programmes

13		Kuke Music	6830464	38	2010-05-07～2020-05-06

Messaging; computer terminal communications; computer-assisted information and image transmission; electronic mail; provision of telecommunications connectivity services to global computer networks; provision of global computer network user access services (service providers); provision of Internet chat rooms; provision of database access services; voicemail services; television broadcasting

NO.	Trademark	Register	Register number	Category	Validity Period	Approved use of commodities/approved use of services
14		Kuke Music	6830467	38	2010-05-07～2020-05-06

Messaging; computer terminal communications; computer-assisted information and image transmission; electronic mail; provision of telecommunications connectivity services to global computer networks; provision of global computer network user access services (service providers); provision of Internet chat rooms; provision of database access services; voicemail services; television broadcasting

15		Kuke Music	6830476	41	2010-09-21～2020-09-20

Education; training; arrangement and organization of meetings; online publication of e-books and magazines; electronic desktop publishing; provision of online publications (not for downloading); composition; translation; provision of online games (on computer networks); radio entertainment programmes

NO.	Trademark	Register	Register number	Category	Validity Period	Approved use of commodities/approved use of services
16		Kuke Music	6830466	41	2010-09-21～2020-09-20

Education; training; arrangement and organization of meetings; online publication of e-books and magazines; electronic desktop publishing; provision of online publications (not for downloading); composition; translation; provision of online games (on computer networks); radio entertainment programmes

17		Kuke Music	6830465	42	2010-09-21～2020-09-20

Computer programming; computer software design; computer software updates; computer hardware consulting; computer data recovery; computer system design; conversion of tangible data and documents into electronic media; creation and maintenance of websites for others; data conversion (non-tangible conversion) of computer programs and data; computer software consulting

NO.	Trademark	Register	Register number	Category	Validity Period	Approved use of commodities/approved use of services
18		Kuke Music	6830469	42	2010-09-21～2020-09-20

Computer programming; computer software design; computer software updates; computer hardware consulting; computer data recovery; computer system design; conversion of tangible data and documents into electronic media; creation and maintenance of websites for others; data conversion (non-tangible conversion) of computer programs and data; computer software consulting

19		Kuke Music	6830460	41	2010-09-21～2020-09-20

Education; training; arrangement and organization of meetings; online publication of e-books and magazines; electronic desktop publishing; provision of online publications (not for downloading); composition; translation; provision of online games (on computer networks); radio entertainment programmes

NO.	Trademark	Register	Register number	Category	Validity Period	Approved use of commodities/approved use of services
20		Kuke Music	6830473	38	2010-05-07～2020-05-06

Messaging; computer terminal communications; computer-assisted information and image transmission; electronic mail; provision of telecommunications connectivity services to global computer networks; provision of global computer network user access services (service providers); provision of Internet chat rooms; provision of database access services; voicemail services; television broadcasting

NO.	Trademark	Register	Register number	Category	Validity Period	Approved use of commodities/approved use of services
21		Kuke Music	6830461	38	2010-05-07～2020-05-06

Messaging; computer terminal communications; computer-assisted information and image transmission; electronic mail; provision of telecommunications connectivity services to global computer networks; provision of global computer network user access services (service providers); provision of Internet chat rooms; provision of database access services; voicemail services; television broadcasting

NO.	Trademark	Register	Register number	Category	Validity Period	Approved use of commodities/approved use of services
22		Kuke Music	6830462	42	2010-09-21～2020-09-20

Computer programming; computer software design; computer software updates; computer hardware consulting; computer data recovery; computer system design; conversion of tangible data and documents into electronic media; creation and maintenance of websites for others; data conversion (non-tangible conversion) of computer programs and data; computer software consulting

23		Kuke Music	6830463	41	2010-09-21～2020-09-20

Education; training; arrangement and organization of meetings; online publication of e-books and magazines; electronic desktop publishing; provision of online publications (not for downloading); composition; translation; provision of online games (on computer networks); radio entertainment programmes

NO.	Trademark	Register	Register number	Category	Validity Period	Approved use of commodities/approved use of services
24		Kuke Music	6830471	42	2010-09-21～2020-09-20

Computer programming; computer software design; computer software updates; computer hardware consulting; computer data recovery; computer system design; conversion of tangible data and documents into electronic media; creation and maintenance of websites for others; data conversion (non-tangible conversion) of computer programs and data; computer software consulting

25		Kuke Music	20628323	15	2017-09-07～2027-09-07	electronic keyboard

26		Kuke Music	17713357	35	2017-10-07～2027-10-06	Business enterprise relocation; accounting; vending machine rental; retail or wholesale services of pharmaceutical, veterinary, sanitary preparations and medical supplies

NO.	Trademark	Register	Register number	Category	Validity Period	Approved use of commodities/approved use of services
27		Kuke Music	17713159	9	2017-10-07～2027-10-06

Recorded computer programs (programs); Computer programs (downloadable software); Magnetic data media; Pedometers; Mobile phones; Automatic advertising machines; Cameras (photography); Eyewear (optical); Batteries; Cartoons

28		Kuke Music	22735390	35	pending for substantive review

Advertising; online advertising on computer networks; renting advertising time in communications media; franchise business management; providing business information through web sites; providing online marketplaces for buyers and sellers of goods and services; marketing on behalf of others; compiling information into computer databases; compiling information indexes for commercial or advertising purposes; updating and maintaining data in computer databases.

NO.	Trademark	Register	Register number	Category	Validity Period	Approved use of commodities/approved use of services
29		Kuke Music	22735332	9	pending for substantive review

Recorded computer programs; computer software (recorded); downloadable mobile phone ringtones; computer game software; speaker cabinets; speakers; phonographs; audio-video receivers; amplifiers; sound delivery devices; speaker

30		Kuke Music	19686733	38	preliminary annoucement

Radio broadcasting; television broadcasting; telecommunication information; providing online forums; providing user access to global computer networks; providing Internet chat rooms; radio communications; providing telecommunications channels for telephone shopping; providing database access services; digital file transfer

2.              Domain Name

NO.	Domain Name	Category	Registration	Expiration
1.	kukeclass.com	.com English domain name	2016-05-10	2019-05-10
2.	kukeclass.cn	.CN English domain name	2016-05-10	2019-05-10
3.	cathayorjent.com	.com English domain name	2016-04-25	2019-04-25
4.	cathayorjent.cn	.CN English domain name	2016-04-25	2019-04-25

5.	库客音乐.中国	国内Chinese domain name	2014-07-16	2019-07-16
6.	库客音乐.cn	.cn Chinese domain name	2014-07-16	2020-07-16
7.	库客音乐.com	.com/net Chinese domain name	2014-07-16	2019-07-16
8.	库客音乐.net	.com/net Chinese domain name	2014-07-16	2019-07-16
9.	kukebox.cn	.CN English domain name	2013-11-22	2019-11-22
10.	kukeradio.cn	.CN English domain name	2013-11-22	2019-11-22
11.	kukebox.com	.com English domain name	2013-11-14	2019-11-14
12.	kukeradio.com	.com English domain name	2013-11-14	2019-11-14
13.	kuke.中国	English domain name	2012-10-29	2019-10-29
14.	tongzuoweb.com	.com English domain name	2011-10-25	2020-10-25
15.	dingshande.com	.com English domain name	2011-06-30	2019-06-30
16.	kukeedu.com	.com English domain name	2011-05-17	2019-05-17
17.	kukelive.cn	.CN English domain name	2011-04-15	2019-04-15
18.	kukelive.com.cn	.CN English domain name	2011-04-15	2019-04-15
19.	kukelive.com	.com English domain name	2011-04-15	2019-04-15
20.	kukeshow.cn	.CN English domain name	2011-04-15	2019-04-15
21.	kukeshow.com.cn	.CN English domain name	2011-04-15	2019-04-15
22.	kukeshow.com	.com English domain name	2011-04-15	2019-04-15
23.	shineiyue.com.cn	.CN English domain name	2010-03-10	2019-03-10
24.	shineiyue.org	.org English domain name	2010-03-10	2020-03-10
25.	shineiyue.cn	.CN English domain name	2010-03-10	2019-03-10
26.	kukestar.cn	.CN English domain name	2009-04-08	2019-04-08
27.	kukestar.com	.com English domain name	2009-04-08	2019-04-08
28.	阿丽雅.中国	国内Chinese domain name	2008-07-08	2019-07-08
29.	库客.中国	国内Chinese domain name	2008-07-08	2019-07-08
30.	阿丽雅.cn	.cn Chinese domain name	2008-07-08	2020-07-08
31.	库客.cn	.cn Chinese domain name	2008-07-08	2020-07-08
32.	cathayorient.com.cn	.CN English domain name	2008-01-17	2019-01-17

33.	cathayorient.cn	.CN English domain name	2008-01-17	2019-01-17
34.	数字音乐图书馆.中国	国内Chinese domain name	2006-09-13	2019-09-13
35.	数字音乐图书馆.com	.com/net Chinese domain name	2006-09-13	2019-09-13
36.	数字音乐图书馆.cn	.cn Chinese domain name	2006-09-13	2020-09-13
37.	vayaya.com	.com English domain name	2006-06-16	2019-06-16
38.	爱听客.com	.com/net Chinese domain name	2006-03-23	2018-03-23
39.	itinke.cn	.CN English domain name	2006-02-27	2019-02-27
40.	itinke.com	.com English domain name	2006-02-27	2019-02-27
41.	yyall.com	.com English domain name	2006-02-27	2019-02-27
42.	yyall.cn	.CN English domain name	2006-02-27	2019-02-27
43.	coivo.com	.com English domain name	2003-12-15	2019-12-15
44.	naxos.cn	.CN English domain name	2003-03-17	2021-03-17

Annex II Contact Information

	NAME	Contactor	Address	Fax/Telephone	Email
1.	Kuke Future International Technology (Beijing) Co., Ltd.	Diao Haoxuan	Building 96, No.4 Sanjianfangnanli, Chaoyang District, Beijing	010-65618079/ 010-65610392	diaohaoxuan@kuke.com
2.	Beijing Kuke Music Co., Ltd	Diao Haoxuan	Building 96, No.4 Sanjianfangnanli, Chaoyang District, Beijing	010-65618079/ 010-65610392	diaohaoxuan@kuke.com